UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 3, 2011

KENDLE INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Ohio	000-23019	31-1274091

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

441 Vine Street, Suite 1200, Cincinnati, Ohio	45202

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (513) 381-5500

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
Merger Agreement
     On May 4, 2011, Kendle International Inc. (the “Company”), INC Research, LLC a Delaware limited liability company (“Parent”) and Triangle Two Acquisition Corp., an Ohio corporation and a subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger, dated as of May 4, 2011 (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a subsidiary of Parent. Capitalized terms used below but not defined herein shall have the respective meanings assigned thereto in the Merger Agreement.
     In connection with the Merger, at the effective time of the Merger, each outstanding share of the Company’s common stock (together with any associated Rights, as defined in the Shareholder Rights Agreement, dated August 14, 2009, between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agreement”) the “Common Stock”), including restricted stock awards, time-based restricted stock units and performance-based restricted stock units, other than those held by the Company, Parent or the Merger Sub, and other than those shares with respect to which appraisal rights are properly exercised and not withdrawn, will be converted into the right to receive $15.25 in cash without any interest thereon (the “Merger Consideration”). Each option to purchase the Company’s Common Stock that is outstanding and unexercised immediately prior to the effective time of the Merger will be cancelled in exchange for the right to receive the excess of the Merger Consideration over the exercise price of such option, less applicable taxes required to be withheld. At the effective time of the Merger, (i) each outstanding share of restricted stock granted under the Company Stock Plans shall become fully vested and converted into the right to receive the Merger Consideration and (ii) the right to receive shares of Common Stock or cash in respect of outstanding time-based and performance based restricted stock units under the Company Stock Plans, whether or not vested, shall be cancelled and only entitle the holder of such award to receive a cash payment equal to the number of shares issuable pursuant to such award times the Merger Consideration.
     Consummation of the Merger is subject to certain conditions, including, among others (i) approval of the Merger by the Company’s shareholders, (ii) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the German Act Against Restraints of Competition of 1958, as amended, and the rules and regulations promulgated thereunder, and (iii) the absence of any material adverse effect on the Company’s business. The Merger is not conditioned upon the receipt by Parent of financing.
     Each of the Company and Parent have made representations and warranties in the Merger Agreement. The Company has also agreed to various customary covenants and agreements, including, subject to certain exceptions, (i) not to solicit alternative transactions or enter into discussions concerning, or provide non-public information to third parties in connection with, any alternative transaction and (ii) to call and hold a shareholder meeting and recommend that the Company’s shareholders adopt the Merger Agreement.
     The Merger Agreement contains specified termination rights for the parties, including the right of the Company in certain circumstances to terminate the Merger Agreement and accept a Superior Proposal (as defined in the Merger Agreement). The Merger Agreement also provides that, in certain circumstances, the Company would be required to pay Parent a termination fee of $10 million and, in certain circumstances, Parent would be required to pay the Company a reverse termination fee of $25 million.
     The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to contractual standards of “materiality” and “material adverse effect” applicable to the contracting parties that differ from those applicable to investors or under applicable securities laws. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Waiver of Applicability of Rights Agreement
     The information included in Item 3.03 of this Report is incorporated by reference into this Item 1.01.
Amendment to Credit Agreement
     On or about May 3, 2011, the Company, together with certain of its subsidiaries, entered into an Amendment No. 4 to Credit Agreement (the “Credit Agreement Amendment”) with various lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (“JPMorgan”). The Credit Agreement Amendment amends the Credit Agreement entered into by the parties thereto on or about March 15, 2010 (the “Original Credit Agreement”) and amended on or about April 27, 2010, January 24, 2011 and April 28, 2011 (the Original Credit Agreement, as amended, the “Credit Agreement”) in certain respects in order to facilitate the Company’s entering into the Merger Agreement.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information included in the last paragraph of Item 1.01 of this Report is incorporated by reference into this Item 2.03.
Item 3.03 — Material Modification to Rights of Security Holders
     On May 4, 2011, prior to the execution of the Merger Agreement, the Company entered into Amendment No. 1 to the Rights Agreement. Capitalized terms used below but not defined herein shall have the respective meanings assigned thereto in the Rights Agreement.
     The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger. The Amendment provides that none of (i) the approval, adoption, execution, delivery or performance of the Merger Agreement, (ii) the public or other announcement or disclosure of the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or (iii) the consummation of the Merger at the Effective Time (as defined in the Merger Agreement) or any of the other transactions contemplated by the Merger Agreement will result (A) in either Parent or Merger Sub or any of their respective affiliates or associates being deemed an Acquiring Person or Beneficial Owner or (B) in a Stock Acquisition Date, Distribution Date, Section 11(b) Event or Section 13 Event (each as defined in the Rights Agreement). The Amendment also provides that the Rights Agreement and the Rights established thereby will terminate in all respects immediately prior to the Effective Time (as defined in the Merger Agreement).
     The Rights Agreement is included as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the SEC on August 20, 2009 and is incorporated herein by reference. The Amendment is included as Exhibit 4.2 to the Company’s Registration Statement on Form 8-A (Amendment No. 1), filed with the SEC on May 5, 2011 and is incorporated herein by reference. The foregoing description of the Rights Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 8.01 — Other Events
     On May 4, 2011, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Due to the Company’s entry into the Merger Agreement, the Board of Directors of the Company has postponed the 2011 Annual Meeting of Shareholders that had been scheduled for May 19, 2011 in order to allow the Company to combine its annual meeting with the meeting of the Company’s shareholders required to vote on the proposed Merger. The Company will provide information related to the rescheduled meeting at a later date. A copy of the press release issued by the Company on May 4, 2011 announcing the postponement of the Company’s Annual Meeting of Shareholders is filed as Exhibit 99.1 hereto and is incorporated by reference herein.
Forward Looking Statements
     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between the Company and Parent and the expected timing and completion of the transaction. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company and Parent. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by the Company’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of the Company; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers or other business partners. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement the Company intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s web site (http://www.sec.gov) at no charge. The Company assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.
Additional Information
     This communication is being made in respect of the proposed merger transaction involving the Company and Parent. In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available and before making any voting decision as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by the Company regarding the Company, Parent and the proposed transaction, without charge, at the Securities and Exchange Commission’s web site (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to the Company at info@kendle.com.
Participants in the Solicitation
     The Company, Parent and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of the Company is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on March 16, 2011, and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of the Company’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.
     This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Item 9.01 — Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 4, 2011, by and among INC Research, LLC, Triangle Two Acquisition Corp. and Kendle International Inc.

4.1	Stockholder Rights Agreement, dated as of August 14, 2009, between Kendle International Inc. and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A filed with the Commission on August 20, 2009).

4.2	Amendment No. 1 to Stockholder Rights Agreement, dated as of May 4, 2011, between Kendle International Inc. and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-A (Amendment No. 1) filed with the Commission on May 5, 2011).

99.1	Press Release, dated May 4, 2011, announcing the execution of the Merger Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENDLE INTERNATIONAL INC.
Date: May 5, 2011	/s/ Jarrod B. Pontius
Jarrod B. Pontius,
Vice President, Chief Legal Officer and Secretary